NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE EXERCISED AND THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR QUALIFICATION FILED IN ACCORDANCE WITH THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT WHICH SHALL BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         Void after 3:30 P.M., Denver Time, on September 30, 2005

                                                            Warrant to Purchase
                                                              720,000 Shares
                                                              of Common Stock

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                                       OF

                          TELECOM WIRELESS CORPORATION

This Is to Certify That, FOR VALUE RECEIVED,

                                 JOHN H. SUNUNU

or registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from TELECOM WIRELESS CORPORATION, a Utah corporation ("Company"), at any time not later than 3:30 P.M., Denver Time, on September 30, 2005 (the "Expiration Date") up to 720,000 shares of common stock, having $.001 par value per share, of the Company ("Common Stock") at exercise prices, subject to adjustment as set forth below, determined as provided herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to adjustment from time to time as hereinafter set forth. The shares of the Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

The Warrant Stock shall be divided into 48 installments of 15,000 shares each. The first installment shall accrue and this Warrant shall be exercisable with respect to the shares included therein on October 1, 1999, and each succeeding installment shall accrue and this Warrant shall be exercisable with respect to the shares included therein on the first day of each calendar month thereafter. Except as otherwise provided herein, this Warrant may be exercised when installments accrue and at any time thereafter at or before the Expiration Date with respect to all or a part of the shares covered by such accrued installments. The exercise price with respect to each accrued installment shall be 50% of the average of the last reported sale prices of the Common Stock on the OTC Bulletin Board or other trading market for the 20 trading days prior to the date such installment accrued, provided that if no sale is made on any such trading day, the last reported sale price shall be the average of the closing bid and asked prices for such day. Upon a Change in Control, as defined herein, an additional number of installments shall accrue and become exercisable as equals the number of accrued and exercisable installments existing immediately before the Change in Control, and after such Change in

Control the number of shares included in each monthly installment shall double. "Change in Control" shall mean (i) any transaction or series of related transactions in which any person or group of persons, other than Dr. James C. Roberts, directly or indirectly (a) becomes the beneficial owner of outstanding securities of the Company having more than 50% of the power to vote upon the election of the Company's directors or (b) acquires more than 50% of the Company's assets, or (ii) the occurrence of any transaction or event in connection with which all or substantially all of the voting securities of the Company are exchanged for, converted into, acquired for or constitute solely the right to receive cash, securities, property or other assets, or (iii) the conveyance, sale, lease, assignment, transfer or other disposal of all or substantially all of the Company's property, business or assets otherwise than in the ordinary course of business. Notwithstanding anything herein contained to the contrary, no installments shall accrue and become exercisable (i) from and after termination of that certain Services Agreement dated August 30, 1999, between the Company and Mr. John H. Sununu by the Company for cause or by Mr. Sununu without cause, (ii) from and after the death, disability, insolvency or bankruptcy of Mr. Sununu, (iii) should Mr. Sununu engage in any conduct which is dishonest or damages the reputation or standing of the Company, or be convicted of any criminal act other than minor traffic offenses, or (iv) upon any act or omission which constitutes a breach of any express or implied material duty, obligation or covenant of Mr. Sununu under the Services Agreement.

         (a) EXERCISE OF WARRANT. Subject to the provisions of Section (o) hereof, the accrued and exercisable installments of this Warrant may be exercised in whole or in part at any time or from time to time not later than 3:30 P.M., Denver Time, on the Expiration Date, or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder. The Exercise Price shall be paid (i) in cash, (ii) by certified check or cashier's check, (iii) by previously acquired shares of Common Stock having a Current Market Value equal to the Exercise Price, (iv) by previously acquired shares of Common Stock having a Current Market Value less than the Exercise Price, plus cash or a certified or cashier's check for the balance of the Exercise Price, or (v) at the Holder's option, by exchange of this Warrant for the aggregate number of shares of Warrant Stock issuable upon exercise of this Warrant, less that number of shares of Warrant Stock as have a then Current Market Value equal to the aggregate Exercise Price of this Warrant and the Holder shall pay no cash or other consideration in connection with such exercise other than surrender to the Company of this Warrant.

         (b) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance or delivery upon exercise of this Warrant.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Value of such fractional share, determined as follows:

                  (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed on the Nasdaq Stock Market, the Current Market Value shall be the last reported sale price of the Common Stock on the composite tape of such exchange or on Nasdaq on the last trading day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on the composite tape of such exchange or on Nasdaq; or

                  (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the Current Market Value shall be the average of the closing bid and asked prices reported by the National Quotation Bureau, Inc. or the OTC Bulletin Board on the last trading day prior to the date of the exercise of this Warrant; or

                  (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

         (d) EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. Subject to Section (o) herein, but only to the extent of installments which have accrued and are exercisable, this Warrant is assignable and exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any such assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay transfer taxes, if any; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant promptly shall be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification including a surety bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone. This Warrant is neither assignable nor exchangeable with respect to installments which have not accrued and are not exercisable, and any actual or attempted assignment contrary to the provisions of this Warrant shall be null and void and of no effect whatsoever.

         (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         (f)      ANTI-DILUTION PROVISIONS.

                  (1) STOCK SPLITS AND STOCK DIVIDENDS. In case the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining shareholders entitled to receive such dividend or other distribution) or decreased in the case of such subdivision or increased in the case of such combination (on the date that such subdivision or combination shall become effective).

                  (2) NO ADJUSTMENT FOR SMALL AMOUNTS. The Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least two cents, such change in the Exercise Price shall thereupon be given effect.

                  (3) NUMBER OF SHARES ADJUSTED. Upon any adjustment of the Exercise Price, the holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Shares, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant by the Exercise Price in effect immediately prior to effectiveness of the new Exercise Price and dividing the product so obtained by the new Exercise Price.

                  (4) COMMON STOCK DEFINED. Whenever reference is made in this Section (f) to the issue or sale of shares of Common Stock, the term "Common Stock" shall mean the Common Stock of the Company of the class authorized as of the date hereof and any other class of stock ranking on a parity with such Common Stock. However, subject to the provisions of Section (i) hereof, shares issuable upon exercise hereof shall include only shares of the class designated as Common Stock of the Company as of the date hereof.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f) hereof, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment and the calculation thereof. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, mail a copy of such certificate to the Holder.

         (h) NOTICES TO HOLDERS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 30 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value, or from par value to no par value, or as a result of an issuance of Common Stock by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance as if the holder had exercised this Warrant prior to such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. A copy of such provision shall be furnished to the holder(s) of Warrants within ten days after execution of the appropriate agreement pertaining to same and, in any event, prior to any consolidation, merger, sale or conveyance subject to the provisions of this Section (i). The foregoing provisions of this Section
(i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         (j) DISSOLUTION. If, at any time prior to the expiration of this Warrant and prior to the exercise thereof, any dissolution, liquidation or winding up of the Company shall be proposed, the Company shall cause at least 30 days' notice to be mailed by certified mail to the registered holder of this Warrant Certificate at his address as it appears on the books of the Company. Such notice shall specify the date as of which holders of record of Common Stock shall participate in any distribution or shall be entitled to exchange their Common Stock for securities or other property, deliverable upon such dissolution, liquidation or winding up, as the case may be; to the end that, during such period of 30 days, the holders of this Warrant may exercise this Warrant and purchase Common Stock (or other stock substituted therefor as hereinbefore provided) and be entitled in respect of shares so purchased to all of the rights of the other holders of Common Stock of the Company. In case of a dissolution, liquidation or winding up of the Company, all purchase rights under this Warrant shall terminate at the close of business on the date as of which holders of record of the Common Stock shall be entitled to participate in a distribution of the assets of the Company in connection with such dissolution, liquidation or winding up (provided that in no event shall said date be less than 30 days after completion of service by certified mail of notice as aforesaid). Any Warrant not exercised prior to such time shall be void and no rights shall exist thereunder. In any such case of termination of purchase rights, a statement thereof shall be included in the notice provided for herein.

         (k) SPIN-OFFS. In the event the Company spins-off a subsidiary or stock held in another corporation as an investment by distributing to the shareholders of the Company, as a dividend or otherwise, the stock of the subsidiary or other corporation, the Company shall reserve, for the life of the Warrant, shares of the subsidiary or other corporation to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Stock on the record date for payment of the shares of the subsidiary or other corporation.

         (l) NOTICE. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally (including by telex, facsimile, telegram or other acknowledged receipt) or three business days following deposit in the United States mails, sent by registered or certified mail, return receipt requested, addressed as follows:

                  Holder:           John H. Sununu
                                    24 Samoset Drive
                                    Salem, New Hampshire 03079

                  Company:          Telecom Wireless Corporation
                                    5299 DTC Boulevard, 12th Floor
                                    Englewood, Colorado 80111
                                    Attn: President

                                    With a copy (which shall not constitute
notice) to:

                                    Telecom Wireless Corporation
                                    5299 DTC Boulevard, 12th Floor
                                    Englewood, Colorado 80111
                                    Attn: General Counsel

Any person may change the address for the giving of notice by notice duly given effective five (5) business days thereafter.

         (m) AMENDMENTS AND WAIVERS. Any term, condition or provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders.

         (n) ENTIRE AGREEMENT. This Warrant constitutes the entire agreement among the parties thereto and supersedes any and all prior agreements whether written or oral regarding the subject matter hereof.

         (o) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933.

                  (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section (o) with respect to any resale or other disposition of such securities.

                  (2) The Company may cause the following legend to be set forth on each certificate representing Warrant Stock or any other security issued or issuable upon exercise of this Warrant unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                  The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

                  (3) Notwithstanding anything herein contained to the contrary, this Warrant shall not be exercisable unless and until the Company is satisfied that exercise hereof would not result in loss of a claimed securities registration exemption in connection with any other actual or proposed transaction the effect of which would be materially adverse to the Company.

         (p) APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Colorado.


                                           TELECOM WIRELESS CORPORATION

                                           By:  /s/ James C. Roberts
                                                ------------------------
                                                  Authorized Officer

[SEAL]                                     Date:  10/17/99
                                                ------------------------

                                  PURCHASE FORM

                                                          Dated
                                                               ----------------

         The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ______ shares of Common Stock and hereby makes payment of $______ in payment of the actual exercise price thereof.

                     INSTRUCTIONS FOR REGISTRATION OF UNITS

         Name
             --------------------------------------------------------
                  (please typewrite or print in block letters)

         Address
                -----------------------------------------------------

         Signature
                  ---------------------------------------------------

         Social Security or Employer I.D. No.
                                             ------------------------


                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto

Name
    -----------------------------------------------------------------
              (please typewrite or print in block letters)

Address
       --------------------------------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of _________ Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ____________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises.


                                       Signature:
                                                 -------------------------
                                       Dated:
                                             -----------------------------